EXH10-25

                  THIS AGREEMENT made this 13th day of April, 1995.

                                    BETWEEN:

                             FIBERCORE INCORPORATED
                       a body corporate duly incorporated
                     under the laws of the State of Nevada,
                       one of the United States of America
                         (hereinafter called the Vendor)

                                OF THE FIRST PART

                                      -and-

                       MIDDLE EAST SPECIALIZED CABLES CO.
                       a body corporate duly incorporated
                  under the laws of the Kingdom of Saudi Arabia
                       (hereinafter called the Purchaser)

                               OF THE SECOND PART

                                      -and-

                               SHAWMUT BANK, N.A.
                             of the City of Boston,
                          in the State of Massachusetts
                      (hereinafter called the Escrow Agent)

                                OF THE THIRD PART

                            ESCROW AMENDING AGREEMENT

         WHEREAS by an Escrow dated the 13th day of April, 1995 between the parties hereto the Escrow Agent agreed to hold and deliver certain shares and warrants of the Vendor as required by the provisions of a Share Purchase Agreement dated April 13, 1995 between the Purchaser and the Vendor;

         AND WHEREAS by reason of the merger of the Vendor with Venturecap Inc., a Nevada corporation in July of 1995 and an increase in the authorized share capital of the merged Company, the Purchaser and the Vendor have amended the Share Purchase Agreement of April 13th 1995 by an agreement dated the 15th day of September 1995;

         AND WHEREAS it is incumbent upon the parties hereto to amend the Escrow Agreement to reflect the changes in the Share Purchase Agreement:


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         NOW THEREFORE THIS AGREEMENT:  WITNESSETH that in  consideration of the mutual covenants and agreements contained herein the parties hereto do agree as follows:

l. That the Escrow Agreement dated April 13th 1995 between the parties is hereby amended as follows:

         by deleting Sections 1 and 2 of the said agreement and substituting the following:

         1. The Vendor shall deliver to the Escrow Agent and the Escrow Agent shall receive the following documents which shall be held by the Escrow Agent in escrow subject to conditions of this Agreement:

                  (a)      Share   certificate(s)  for  312,061  shares  of  the
                           capital stock of the Vendor in the in the name of the purchaser or its nominees;

                  (b) 550,696 Share Warrants granting the Purchaser or its nominees the right to purchase 550,696 shares of the capital stock of the Vendor for $1.63429 per share any time within 2 years of the date of the Agreement;

                  (c) Share certificate(s) for 238,635 shares of the capital stock of the Vendor in name of the Purchaser or its which documents are hereinafter called "the escrow documents".

         2. The Escrow agent shall hold the escrow documents in escrow undelivered and:

                  (a) shall deliver the 312,061 shares and the 550,696 warrants described in the amended paragraphs l(a) and l(b) of the Amended Share Purchase Agreement fifteen
                           (15) days after receipt by the Escrow Agent of a notarially certified copy of the Agreement for exclusive supply of products by the Purchaser to the joint venture company Middle East Fiber Cable (MEFC) executed by the MEFC (the "Exclusive Supply Agreement");

                  (b) shall deliver to the Purchaser the 238,635 shares referred to in clause l(c) of the Amended Share Purchase Agreement fifteen (15) days after receiving a Notice of Exercise of the Warrants, specifying that the warrants referred to in clause l(c) have been exercised and confirmed by both the Purchaser and the Vendor. In the event of a partial exercise of the warrants fifteen (15) days after receiving a Notice of Partial Exercise of the Warrants which has been confirmed by the Purchaser and the Vendor the Escrow Agent shall deliver the number of shares specified in it;

2. In all other respects the terms and conditions of the Escrow Agreement of April 13th, 1995 are confirmed and ratified and shall remain binding upon the heirs, executors, administrators and assigns of each of the parties hereto.


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         IN WITNESS  WHEREOF the parties  hereto have hereto affixed their hands and seals this 15th day of September l995.

                                        FIBERCORE INCORPORATED

                                        per:  ___/s/___________________

                                        MIDDLE EAST SPECIALIZED CABLES CO.

                                        per:  __/s/____________________

                                        SHAWMUT BANK N.A.

                                        per:  __/s/____________________